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Exhibit 10.4

Addendum No. 1

to the

Property Excess of Loss
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        It Is Hereby Agreed, effective January 1,2007, that Safety Property and Casualty Insurance Company, Boston, Massachusetts, shall be added as a named reinsured company under this Contract. The word "Company," wherever it appears in this Contract, shall refer collectively to "Safety Insurance Company, Safety Indemnity Insurance Company, and Safety Property and Casualty Insurance Company, all of Boston, Massachusetts."

        The provisions of this Contract shall remain otherwise unchanged.

        In Witness Whereof, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Boston, Massachusetts, this 11 day of January in the year 2007.

/s/ EDWARD N. PATRICK, JR. Safety Insurance Company Safety Indemnity Insurance Company Safety Property and Casualty Insurance Company

(Revised: January 1, 2007)

Property Excess of Loss
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
Safety Indemnity Insurance Company
and
Safety Property and Casualty Insurance Company
all of Boston, Massachusetts

First Property Excess of Loss Reinsurance

Reinsurers	Participations
Aspen Insurance Limited (for and on behalf of Aspen Insurance UK Limited)	2.5%
Hannover Ruckversicherungs-Aktiengesellschaft	10.0
Through Benfield Limited
Lloyd's Underwriters Per Signing Schedule	87.5
Total	100.0%

Second Property Excess of Loss Reinsurance

Reinsurers	Participations
Aspen Insurance Limited (for and on behalf of Aspen Insurance UK Limited)	2.5%
Hannover Ruckversicherungs-Aktiengesellschaft	10.0
Through Benfield Limited
Lloyd's Underwriters Per Signing Schedule	87.5
Total	100.0%

Third Property Excess of Loss Reinsurance

Reinsurers	Participations
Aspen Insurance Limited (for and on behalf of Aspen Insurance UK Limited)	2.5%
Hannover Ruckversicherungs-Aktiengesellschaft	10.0
Through Benfield Limited
Lloyd's Underwriters Per Signing Schedule	87.5
Total	100.0%

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Certain Underwriting Members of Lloyd's
shown in the Signing Schedules attached hereto
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Property Excess of Loss
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        Signed for and on behalf of the Subscribing Reinsurer in the Signing Schedules attached hereto.

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Aspen Insurance UK Limited
London, England
by
Aspen Insurance Limited
Hamilton, Bermuda
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Property Excess of Loss
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 8th day of February in the year 2007.

/s/ [ILLEGIBLE] Aspen Insurance limited (for and on behalf of Aspen Insurance UK Limited)

Addendum No. 1

to the

Interests and Liabilities Agreement

of

Hannover Ruckversicherungs-Aktiengesellschaft
Hannover, Germany
 (hereinafter referred to as the "Subscribing Reinsurer")

with respect to the

Property Excess of Loss
Reinsurance Contract
Effective: January 1, 2007

issued to

Safety Insurance Company
and
Safety Indemnity Insurance Company
both of Boston, Massachusetts

        The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2007.

        In Witness Whereof, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Hamilton, Bermuda, this 6th day of February in the year 2007.

/s/ [ILLEGIBLE] Hannover Ruckversicherungs-Aktiengesellschaft

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  Exhibit 10.4